Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.9148%



        Excess Protection Level
          3 Month Average  5.39%
          April, 1998  5.79%
          March, 1998  5.75%
          February, 1998  4.62%


        Cash Yield                                  18.66%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.91%


        Over 35 Day Delinquency                     5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,259,577,861.39